UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 16, 2023 (October 15, 2023)

Rite Aid Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-5742	23-1614034
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

P.O. Box 3165

Harrisburg, Pennsylvania 17105

(Address of principal executive offices, including zip code)

(717) 761-2633

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	RAD	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Explanatory Note

This Form 8-K/A is filed as an amendment to the Current Report on Form 8-K filed by Rite Aid Corporation (“Rite Aid” or the “Company”) on October 16, 2023 (the “Original Form 8-K”) solely in order to file a corrected Exhibit 10.1 to the Original Form 8-K (which supersedes and replaces in its entirety Exhibit 10.1 to the Original Form 8-K). Other than such correction, there are no other changes to the Original Form 8-K, and the descriptions below repeat in their entirety the similar disclosure in the Original Form 8-K.

Item 1.01 Entry into a Material Definitive Agreement.

The information set forth below in Item 1.03 in this Current Report on Form 8-K under the captions “Restructuring Transactions”, “DIP ABL Credit Agreement”, “DIP Term Loan Credit Agreement”, and “Elixir Stalking Horse APA” is hereby incorporated by reference into this Item 1.01.

Item 1.03 Bankruptcy or Receivership.

Voluntary Petitions for Bankruptcy

On October 15, 2023 (the “Petition Date”), Rite Aid Corporation (“Rite Aid” or the “Company”) and certain of its direct and indirect subsidiaries (together with the Company, the “Debtors”) filed voluntary petitions to commence proceedings under chapter 11 (the “Chapter 11 Cases”) of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of New Jersey (the “Bankruptcy Court”). The Debtors have requested that the Chapter 11 Cases be jointly administered under the caption In re Rite Aid Corporation., et al. The Debtors continue to operate their business as “debtors in possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court. The Debtors filed with the Bankruptcy Court certain motions seeking a variety of customary “first day” relief, including authority to pay employee wages and benefits, to pay vendors and suppliers for goods and services provided both before and after the Petition Date, and to continue honoring insurance and tax obligations as they come due. In addition, the Company filed with the Bankruptcy Court a motion seeking approval of certain procedures relating to the marketing and auction (if necessary) of all or some of the Company’s assets and a motion (the “DIP Motion”) seeking approval of the Company’s entry into debtor-in-possession financing arrangements on the terms and conditions set forth in the DIP Credit Agreements (as defined and described below).

Additional information about the Chapter 11 Cases, including access to Bankruptcy Court documents, is available online at https://restructuring.ra.kroll.com/RiteAid, a website administered by Kroll Restructuring Administration, LLC, a third-party bankruptcy claims and noticing agent. The documents and other information on this web site are not part of this Current Report on Form 8-K and shall not be deemed incorporated by reference herein.

Restructuring Transactions

On October 15, 2023, prior to the commencement of the Chapter 11 Cases, the Company and certain of its direct and indirect subsidiaries (the “Company Parties”) reached an agreement in principle (the “Restructuring Term Sheet”) with certain holders of the Company’s 7.500% Senior Secured Notes due 2025 and 8.000% Senior Secured Notes due 2026 (together, the “Senior Secured Notes”) and the indentures relating to the same (such holders, the “Consenting Noteholders”) on the terms of a comprehensive restructuring transaction (the “Restructuring Transaction”) to be implemented through the Chapter 11 Cases. The Restructuring Term Sheet remains subject to definitive documentation, including execution of a restructuring support agreement (the “Restructuring Support Agreement”), which the Company expects to enter into with the Consenting Noteholders in the coming days. The Restructuring Support Agreement, if and when executed by the Company and the Consenting Noteholders, will be on substantially the same terms as those set forth in the Restructuring Term Sheet. Capitalized terms used but not otherwise defined in this “Restructuring Support Agreement” section of this Current Report on Form 8-K have the meanings given to them in the Restructuring Term Sheet and the Plan (as defined below), as applicable.

The Restructuring Transaction contemplates agreed-upon terms for a pre-arranged financial and operational restructuring (the “Restructuring”). Through the Restructuring, the Consenting Noteholders will, subject to certain terms and conditions and agreement on the terms of the Restructuring Support Agreement, support a restructuring of the existing debt of, existing equity interests in, and certain other obligations of the Company Parties, pursuant to a plan of reorganization (the “Plan”) under Chapter 11 of the Bankruptcy Code in the Chapter 11 Cases.

Subject to definitive documentation and the satisfaction of certain terms and conditions, the Restructuring contemplates a debt-for-equity transaction to be implemented through the Plan (the “Plan Restructuring”) pursuant to which holders of the Senior Secured Notes will receive, in full satisfaction of their claims, common equity of the Company or an entity formed to indirectly acquire substantially all of the assets and/or stock of the Company as may be contemplated by the Restructuring (“New Rite Aid”). In the event the Plan Restructuring is not effectuated in accordance with the terms and conditions of the Restructuring Term Sheet, the Restructuring Term Sheet contemplates that the Consenting Noteholders will agree, subject to agreement on the terms of the Restructuring Support Agreement and subject to certain terms and conditions, to purchase all, substantially all, or a material portion of the Company’s assets through a “credit bid” sale transaction under section 363 of the Bankruptcy Code (the “Credit Bid Transaction”). Any Plan Restructuring or Credit Bid Transaction will be subject to the Company’s potential receipt of otherwise “higher or better” offers pursuant to the court-approved sale to be run by the Debtors in Chapter 11 with respect to a sale of the Debtors’ assets. In a Plan Restructuring, Credit Bid Transaction, or any other transaction contemplated by the Restructuring Support Agreement, it is possible that holders of Secured Notes Claims receive all or a portion of their recovery in the form of cash proceeds of one or more asset sales or a combination of cash proceeds and equity in New Rite Aid.

The Plan, which remains subject to ongoing negotiations, embodies the terms set forth in the Restructuring Term Sheet, which, among other things, contemplates treatment of the claims of the Company’s stakeholders as set forth below. Bracketed items reflect the conditional nature of such treatment, as is set forth in the Plan.

•	each holder of a claim on account of the DIP ABL Facility shall receive, in full satisfaction of its claim, (a) in the event of a Plan Restructuring, its allocated share of the Exit ABL Facility, or (b) in the event of a Credit Bid Transaction or an Alternative Sale Transaction, either, at the DIP ABL Lenders’ discretion, (i) payment in full, in Cash, or (ii) its allocated share of the Exit ABL Facility;

•	each holder of a claim on account of the DIP FILO Facility shall receive, in full satisfaction of its claim, (a) in the event of a Plan Restructuring, its allocated share of the Exit FILO Term Loan Facility, or (b) in the event of a Credit Bid Transaction or an Alternative Sale Transaction, either, at the DIP FILO Lenders’ discretion, (i) payment in full, in Cash, or (ii) its allocated share of the Exit FILO Term Loan Facility;

•	each holder of a DIP Term Loan Claim shall receive, in full and final satisfaction of its claim, payment in full, in Cash;

•	to the extent any allowed ABL Facility Claim remains outstanding on the Effective Date, each holder of an ABL Facility claim shall receive, in full and final satisfaction of its claim, either payment in full, in Cash, or reinstatement of the Allowed ABL Facility Claim under the Exit ABL Facility;

•	to the extent any allowed FILO Term Loan Facility Claim remains outstanding on the Effective Date, each holder of a FILO Term Loan Facility Claim shall receive, in full and final satisfaction of its claim, either payment in full, in Cash, of all ABL Facility Claims, or reinstatement of the Allowed FILO Term Loan Facility Claims under the FILO Term Loan Facility;

•	each holder of an allowed Senior Secured Notes Claim, in full satisfaction of its claim, shall receive (a) in the event of a Plan Restructuring, [(i) 100% of the common equity (the “New Common Stock”) of New Rite Aid, subject to dilution by the Management Incentive Plan, and any equity-linked securities issued to the holders of allowed General Unsecured Claims, plus (ii) its pro rata share of the takeback facility, if applicable; or (b) in the event the Restructuring Transaction is not a Plan Restructuring, [its pro rata share of the Distributable Proceeds, if any, pursuant to the Waterfall Recovery]];

•	each holder of an allowed General Unsecured Claim, in full satisfaction of its claim, subject to (A) the DIP Term Loan Claims, the ABL Facility Claims, and the FILO Term Loan Facility Claims being satisfied in full, in Cash, or such other treatment acceptable to the DIP Lenders and / or the ABL Lenders and the FILO Lenders, as applicable, in their sole discretion, and (B) the satisfaction of any Allowed Adequate Protection Claims, shall receive [[__]% of an equity-linked instrument in New Rite Aid (form and terms to be determined), calculated as of the Effective Date and equal to the product of a formula calculated as the (midpoint value of owned real estate not encumbered prior to the Petition Date, less the costs and expenses to be paid by, or estimated to be paid by, the Debtors’ Estates to administer the Chapter 11 Cases) divided by (the sum of the numerator plus the total amount (including principal and accrued but unpaid interest) of the equitized Senior Secured Notes Claims)];

•	each Intercompany Claim shall be, at the option of the Debtors, reinstated, set off, settled, distributed, contributed, cancelled, or released without any distribution on account of such Intercompany Claim, or such other treatment as is reasonably determined by the Debtors;

•	each Intercompany Interest shall be, at the option of the Debtors, reinstated, set off, settled, distributed, contributed, cancelled, or released without any distribution on account of such Intercompany Interest, or such other treatment as is reasonably determined by the Debtors;

•	all Existing Equity Interests in Rite Aid will be cancelled and extinguished, and Holders of Existing Equity Interests in Rite Aid shall receive no recovery on account of such Interests; and

•	Section 510(b) Claims shall be discharged, cancelled, released, and extinguished without any distribution to Holders of such Claims.

The Restructuring Term Sheet contains milestones for the progress of the Chapter 11 Cases (the “Milestones”), which include the dates by which the Debtors are required to, among other things, obtain certain orders of the Court and consummate the Restructuring Transactions.

Although the Company intends to pursue the Restructuring as contemplated by the Restructuring Term Sheet, there can be no assurance that the Company will be successful in entering into a Restructuring Support Agreement on the terms set forth in the Restructuring Term Sheet and the terms of the Restructuring Support Agreement and Plan may be subject to material change. In addition, the transactions contemplated by the Restructuring Term Sheet are subject to approval by the Bankruptcy Court, among other conditions. Accordingly, no assurance can be given that the transactions described therein will be consummated on the expected terms, if at all.

The foregoing description of the Restructuring Term Sheet is not complete and is qualified in its entirety by reference to the Restructuring Term Sheet, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

DIP ABL Credit Agreement

Subject to the approval of the Bankruptcy Court, the Company, as borrower (the “DIP ABL Borrower”), and certain of the Company’s direct and indirect debtor-subsidiaries, as guarantors (together with the DIP ABL Borrower, the “DIP ABL Loan Parties”), expect to enter into that certain debtor-in-possession credit agreement (the “DIP ABL Credit Agreement”) with the lenders from time to time party thereto (the “DIP ABL Lenders”) and Bank of America, N.A., as administrative agent and collateral agent (the “DIP ABL Agent”), on the terms and conditions set forth therein. Capitalized terms used but not otherwise defined in this “DIP ABL Credit Agreement” section of this Current Report on Form 8-K shall have the meanings given to them elsewhere in this Current Report on Form 8-K (or, if not defined herein, in the DIP ABL Credit Agreement). Pursuant to the DIP ABL Credit Agreement, the DIP ABL Lenders have agreed, upon the terms and conditions set forth therein, to make available to the DIP ABL Borrower a superpriority senior secured debtor-in-possession asset-based credit facility in the aggregate principal amount of $3.25 billion, consisting of (x) a $2.85 billion revolving credit facility (the “DIP Revolving Facility”), and (y) a $400 million first-in last-out term loan facility (the “DIP FILO Facility,” and, together with the DIP Revolving Facility, the “DIP ABL Facilities”) in order to (a) repay all outstanding obligations arising under, or related to, the Existing Credit Agreement and the Existing Facilities, (b) fund the Chapter 11 Cases, (c) provide working capital for the DIP ABL Loan Parties during the pendency of the Chapter 11 Cases, and (d) make certain other payments as more fully provided in the Bankruptcy Court orders approving the DIP ABL Facilities, all in accordance with an Approved Budget (subject to the Permitted Variance) and as otherwise provided therein. The DIP ABL Loan Parties’ obligations under the DIP ABL Credit Agreement will be secured by liens on substantially all of the personal property of the DIP ABL Loan Parties, subject to certain exceptions.

The DIP ABL Facilities will mature on the date that is twelve months from the Closing Date. The interest rate applicable to loans under the DIP Revolving Facility is an adjusted Term SOFR-based rate (determined in a customary manner) plus a margin of 3.25%. Additionally, the Company is required to pay a fee of 0.50% per annum on the daily unused amount of the commitments under the DIP Revolving Facility. The interest rate applicable to loans under the DIP FILO Facility is an adjusted Term SOFR-based rate (determined in a customary manner) plus a margin of 5.25%, which margin is subject to downward adjustment to 4.75% upon the occurrence of certain paydown events, and a 1.00% upfront fee payable upon the Closing Date.

The DIP ABL Credit Agreement includes customary negative covenants for debtor-in-possession loan agreements of this type, including covenants limiting the DIP ABL Borrower and its restricted subsidiaries’ ability to, among other things, incur additional indebtedness, create liens on assets, make investments, loans, advances or guarantees, engage in mergers, consolidations, sales of assets and acquisitions and pay dividends and distributions, in each case subject to customary exceptions for debtor-in-possession loan agreements of this type. The DIP ABL Credit Agreement also includes representations and warranties, mandatory prepayments, affirmative covenants and events of default customary for financings of this type. Certain bankruptcy-related events are also events of default, including, but not limited to, the dismissal by the Bankruptcy Court of any of the Chapter 11 Cases, the conversion of any of the Chapter 11 Cases to a case under chapter 7 of the Bankruptcy Code, the appointment of a trustee pursuant to chapter 11 of the Bankruptcy Code, and certain other events related to the impairment of the DIP ABL Lenders’ rights or liens granted under the DIP ABL Credit Agreement.

The foregoing description of the DIP ABL Credit Agreement and the DIP ABL Facilities does not purport to be complete and is qualified in its entirety by reference to the DIP ABL Credit Agreement, a substantially final form of which is attached to this Current Report on Form 8-K as Exhibit 10.2 and is incorporated herein by reference.

DIP Term Loan Credit Agreement

Subject to the approval of the Bankruptcy Court, the Company, as borrower (the “DIP Term Loan Borrower”), and certain of the Company’s direct and indirect debtor-subsidiaries, as guarantors (together with the DIP Term Loan Borrower, the “DIP Term Loan Parties”), expect to enter into that certain debtor-in-possession term loan agreement (the “DIP Term Loan Credit Agreement,” and, together with the DIP ABL Credit Agreement, the “DIP Credit Agreements”) with the lenders from time to time party thereto (the “DIP Term Loan Lenders”) and Bank of America, N.A., as administrative agent and collateral agent (the “DIP Term Loan Agent”), on the terms and conditions set forth therein. Capitalized terms used but not otherwise defined in this “DIP Term Loan Credit Agreement” section of this Current Report on Form 8-K shall have the meanings given to them elsewhere in this Current Report on Form 8-K (or, if not defined herein, in the DIP Term Loan Credit Agreement). Pursuant to the DIP Term Loan Credit Agreement, the DIP Term Loan Lenders have agreed, upon the terms and conditions set forth therein, including the approval of the Bankruptcy Court, to make available to the DIP Term Loan Borrower a senior secured debtor-in-possession term loan credit facility in the aggregate principal amount of $200 million (the “DIP Term Loan Facility,” together with the DIP ABL Facility and the DIP FILO Facility, the “DIP Facilities”) in order to (a) fund the Chapter 11 Cases, (b) make certain other payments as more fully provided in the Bankruptcy Court orders approving the DIP Term Loan Facility, and (c) provide working capital for the DIP Term Loan Parties during the pendency of the Chapter 11 Cases, all in accordance with an Approved Budget (subject to the Permitted Variance) and as otherwise provided therein. The obligations under the DIP Term Loan Credit Agreement will be secured by liens on substantially all of the real and personal property of the DIP Term Loan Parties, subject to certain exceptions.

The DIP Term Loan Facility will mature on the date that is twelve months from the Closing Date. The interest rate applicable to loans under the DIP Term Loan Facility is an adjusted Term SOFR-based rate (determined in a customary manner) plus a margin of 7.50%.

The DIP Term Loan Credit Agreement includes customary negative covenants for debtor-in-possession loan agreements of this type, including covenants limiting the DIP Term Loan Borrower and its restricted subsidiaries’ ability to, among other things, incur additional indebtedness, create liens on assets, make investments, loans, advances or guarantees, engage in mergers, consolidations, sales of assets and acquisitions and pay dividends and distributions, in each case subject to customary exceptions for debtor-in-possession loan agreements of this type. The DIP Term Loan Credit Agreement also includes representations and warranties, mandatory prepayments, affirmative covenants and events of default customary for financings of this type. Certain bankruptcy-related events are also events of default, including, but not limited to, the dismissal by the Bankruptcy Court of any of the Chapter 11 Cases, the conversion of any of the Chapter 11 Cases to a case under chapter 7 of the Bankruptcy Code, the appointment of a trustee pursuant to chapter 11 of the Bankruptcy Code, and certain other events related to the impairment of the DIP Term Loan Lenders’ rights or liens granted under the DIP Term Loan Credit Agreement.

The foregoing description of the DIP Term Loan Credit Agreement and the DIP Term Loan Facility does not purport to be complete and is qualified in its entirety by reference to the DIP Term Loan Credit Agreement, a substantially final form of which is attached to this Current Report on Form 8-K as Exhibit 10.3 and is incorporated herein by reference.

In connection with the Chapter 11 Cases, the Debtors filed the DIP Motion seeking Bankruptcy Court approval of their entry into and performance under the DIP Credit Agreements and use of cash collateral, as well as certain related relief. The Debtors expect that the Bankruptcy Court will grant the DIP Motion on an interim basis on or about October 16, 2023. The Debtors will seek the Bankruptcy Court’s approval of the DIP Motion on a final basis in the coming weeks.

Elixir Stalking Horse APA

On October 15, 2023, Hunter Lane, LLC, a subsidiary of the Company, and certain of Hunter Lane, LLC’s subsidiaries (collectively, the “Sellers”) entered into an asset purchase agreement (the “Elixir Stalking Horse APA”) with a buyer, MedImpact Healthcare Systems, Inc. (the “Buyer”), pursuant to which the Buyer has agreed to purchase, subject to the terms and conditions contained therein, substantially all of the assets of the Sellers, which, collectively constitute the “Elixir Assets.” The Sellers are Debtors in the Chapter 11 Cases.

The acquisition of the Elixir Assets by the Buyer pursuant to the Elixir Stalking Horse APA is subject to approval of the Bankruptcy Court and one or more auctions, if necessary, to solicit higher or otherwise better bids. On October 15, 2023, the Debtors filed a motion (the “Bidding Procedures Motion”) seeking approval of, among other things, certain marketing, auction, and bidding procedures (“Bidding Procedures”), pursuant to which the Debtors will solicit and select the highest or otherwise best offer(s) for the sale or sales of the Elixir Assets and the Debtors’ retail asset portfolio. The Bidding Procedures Motion additionally seeks Bankruptcy Court approval of the Elixir Stalking Horse APA and designation of the Buyer as the “stalking horse” bidder for the Elixir Assets. The Debtors anticipate that the Bankruptcy Court will enter an order approving the relief requested in the Bidding Procedures Motion after a hearing scheduled for October 16. 2023.

In accordance with the Bidding Procedures, if the Debtors receive any higher or otherwise better bids by November 16, 2023, the Debtors expect to conduct an auction for the Elixir Assets by November 20, 2023. As the stalking horse bidder, the Buyer’s offer to purchase the Elixir Assets, as set forth in the Elixir Stalking Horse APA, serves as the minimum or bid floor on which the Debtors, their creditors, other stakeholders, and other bidders may rely. Other interested bidders will be permitted to participate in the auction for the Elixir Assets, if, in accordance with the Bidding Procedures, such interested bidders submit qualifying offers that are higher or otherwise better than the stalking horse bid.

Under the terms of the Elixir Stalking Horse APA, the Buyer has agreed, subject to Bankruptcy Court approval and absent any higher or otherwise better bid, to acquire the Elixir Assets from the Sellers for $575 million (the “Purchase Price”), subject to certain adjustments in accordance with the terms and conditions of the Elixir Stalking Horse APA, plus the assumption of specified liabilities related to the Elixir Assets. If the Sellers receive a better or otherwise higher bid and the Bankruptcy Court approves the Sellers’ consummation of an alternative sale of the Elixir Assets to any purchaser other than the Buyer, the Sellers will pay the Buyer a break-up fee and reimbursement of certain expenses associated with the negotiation, drafting, and execution of the Elixir Stalking Horse APA, not to exceed 3.5% of the Purchase Price in the aggregate, subject to approval by the Bankruptcy Court.

The foregoing description of the Bidding Procedures and Elixir Stalking Horse APA remain subject to approval by the Bankruptcy Court, is not complete, and is qualified in its entirety by reference to the Elixir Stalking Horse APA, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.4, and is hereby incorporated herein by reference.

Item 2.04 Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The filing of the Chapter 11 Cases constitutes an event of default that accelerated obligations under the following debt instruments and agreements (the “Debt Instruments”):

•	Credit Agreement, dated as of December 20, 2018, among Rite Aid Corporation, the lenders from time to time party thereto and Bank of America, N.A., as administrative agent and collateral agent, amended by (i) the First Amendment to Credit Agreement, dated as of January 6, 2020, among Rite Aid Corporation, the lenders party thereto and Bank of America, N.A., as administrative agent and collateral agent, (ii) the Second Amendment to Credit Agreement, dated as of August 20, 2021, among Rite Aid Corporation, the lenders party thereto and Bank of America, N.A., as administrative agent and collateral agent and (iii) the Third Amendment to Credit Agreement, dated as of December 1, 2022, among Rite Aid Corporation, the lenders party thereto and Bank of America, N.A., as administrative agent and collateral agent;

•	Indenture, dated as of August 1, 1993, between Rite Aid Corporation, as issuer, and Morgan Guaranty Trust Company of New York, as trustee, related to the Company’s 7.70% Notes due 2027;

•	Supplemental Indenture, dated as of February 3, 2000, between Rite Aid Corporation and U.S. Bank Trust National Association (as successor trustee to Morgan Guaranty Trust Company of New York) to the Indenture dated as of August 1, 1993, between Rite Aid Corporation and Morgan Guaranty Trust Company of New York, relating to the Company’s 7.70% Notes due 2027;

•	Indenture, dated as of December 21, 1998, between Rite Aid Corporation, as issuer, and Harris Trust and Savings Bank, as trustee, related to the Company’s 6.875% Notes due 2028;

•	Supplemental Indenture, dated as of February 3, 2000, between Rite Aid Corporation and Harris Trust and Savings Bank to the Indenture, dated December 21, 1998, between Rite Aid Corporation and Harris Trust and Savings Bank, related to the Company’s 6.875% Notes due 2028;

•	Indenture, dated as of February 5, 2020, among Rite Aid Corporation, the subsidiary guarantors named therein and The Bank of New York Mellon Trust Company, N.A., related to the Company’s 7.500% Senior Secured Notes due 2025;

•	Indenture, dated as of July 27, 2020, among Rite Aid Corporation, the subsidiary guarantors named therein and The Bank of New York Mellon Trust Company, N.A., related to the Company’s 8.000% Senior Secured Notes due 2026;

•	Supplemental Indenture, dated as of August 27, 2021, among Rite Aid Corporation, the subsidiary guarantors named therein and The Bank of New York Mellon Trust Company, N.A., to the Indenture, dated as of February 5, 2020, related to the Company’s 7.500% Senior Secured Notes due 2025;

•	Supplemental Indenture, dated as of August 27, 2021, among Rite Aid Corporation, the subsidiary guarantors named therein and The Bank of New York Mellon Trust Company, N.A., to the Indenture, dated as of July 27, 2020, related to the Company’s 8.000% Senior Secured Notes due 2026;

•	Supplemental Indenture, dated as of March 31, 2022, among Rite Aid Corporation, the subsidiary guarantors named therein and The Bank of New York Mellon Trust Company, N.A., to the Indenture, dated as of February 5, 2020, related to the Company’s 7.500% Senior Secured Notes due 2025;

•	Supplemental Indenture, dated as of March 31, 2022, among Rite Aid Corporation, the subsidiary guarantors named therein and The Bank of New York Mellon Trust Company, N.A., to the Indenture, dated as of July 27, 2020, related to the Company’s 8.000% Senior Secured Notes due 2026;

•	Supplemental Indenture, dated as of September 19, 2022, among Rite Aid Corporation, the subsidiary guarantors named therein and The Bank of New York Mellon Trust Company, N.A., to the Indenture, dated as of February 5, 2020, related to the Company’s 7.500% Senior Secured Notes due 2025; and

•	Supplemental Indenture, dated as of September 19, 2022, among Rite Aid Corporation, the subsidiary guarantors named therein and The Bank of New York Mellon Trust Company, N.A., to the Indenture, dated as of July 27, 2020, related to the Company’s 8.000% Senior Secured Notes due 2026.

The Debt Instruments provide that, as a result of the Chapter 11 Cases, the principal amount together with accrued and unpaid fees and interest thereon, and in the case of the indebtedness outstanding under the senior notes, premium, if any, thereon, shall be immediately due and payable. Accordingly, all long-term debt was classified as current on the unaudited condensed consolidated balance sheet as of September 2, 2023. However, any efforts to enforce payment obligations under the Debt Instruments are automatically stayed as a result of the Chapter 11 Cases and the creditors’ rights in respect of the Debt Instruments are subject to the applicable provisions of the Bankruptcy Code. Additionally, in connection with the Chapter 11 Cases, the Company has incurred, and expects to continue to incur, significant professional fees and other costs in connection with the Chapter 11 Cases. There can be no assurance that the Company’s current liquidity is sufficient to allow it to satisfy its obligations related to the Chapter 11 Cases or to pursue confirmation of the Plan.

Item 7.01 Regulation FD Disclosure.

Press Release

On October 15, 2023, the Company issued a press release announcing the filing of the Chapter 11 Cases. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Cleansing Materials

In August and September 2023, the Company entered into confidentiality agreements with certain of the secured noteholders (as amended from time to time, the “Confidentiality Agreements”). Pursuant to the Confidentiality Agreements, the Company agreed to publicly disclose certain information upon the occurrence of certain events (the “Cleansing Materials”), including updated financial projections prepared by the Company and provided to such holders, which are attached to this Current Report on Form 8-K as Exhibit 99.2.

The Cleansing Materials are based solely on information available to the Company as of the date of the Cleansing Materials and were not prepared with a view toward public disclosure. The Cleansing Materials should not be relied on by any party for any reason. The Cleansing Materials should not be relied upon as a reliable prediction of future events. Neither the Company nor any third party has made or makes any representation to any person regarding the accuracy of any Cleansing Materials or undertakes any obligation to publicly update the Cleansing Materials to reflect circumstances existing after the date when the Cleansing Materials were prepared or conveyed or to reflect the occurrence of future events.

The information contained in this Item 7.01, including in Exhibits 99.1 and 99.2, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Item 8.01 Other Events.

Cautionary Note Regarding the Company’s Securities

The Company cautions that trading in its securities during the pendency of the Chapter 11 Cases is highly speculative and poses substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual recovery, if any, by holders of the Company’s securities in the Chapter 11 Cases. In particular, the Company expects that its equity holders could experience a significant or complete loss on their investment, depending on the outcome of the Chapter 11 Cases.

Cautionary Statement Regarding Forward-Looking Statements

Statements in this report that are not historical, are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements regarding the Debtors’ continued operation of the business as “debtors-in-possession”; the Company’s expectation to be granted “first day relief” and its impact on the ability to pay for continuing obligations, including, but not limited to, employee wages, vendors, suppliers for goods, services, taxes and insurance; the Company’s expectation that it will enter into the Restructuring Support Agreement with the Consenting Noteholders and the anticipated timeline for doing so; the Company’s expectation that the transactions contemplated by the Restructuring Term Sheet are consummated by the Bankruptcy Court in the terms outlined herein; the Company’s expectation regarding entry into the DIP Credit Agreements and the Bankruptcy Court’s approval thereof; the Company’s expectation regarding the Elixir Stalking Horse APA and the Bankruptcy Court’s approval thereof and of the Bidding Procedures; statements regarding the amount of professional fees and other costs incurred in connection with the Chapter 11 Cases; and any assumptions underlying any of the foregoing. Words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “should,” and “will” and variations of such words and similar expressions are intended to identify such forward-looking statements.

These forward-looking statements are not guarantees of future performance and involve risks, assumptions and uncertainties, including, but not limited to: the Company’s ability to fund its planned operations for the next twelve months and its ability to continue as a going concern; the adverse impact of the Chapter 11 Cases on the Company’s business, financial condition, and results of operations; the Company’s ability to successfully consummate the Restructuring and emerge from the Chapter 11 Cases, including by entering into the Restructuring Support Agreement and ultimately satisfying the conditions and milestones set forth therein; the Company’s ability to improve its liquidity and long-term capital structure and to address its debt service obligations through the Restructuring; the Company’s ability to make the required payments under the agreements governing its current debt obligations; the Company’s ability to maintain relationships with suppliers, customers, employees and other third parties as a result of the Restructuring and the Chapter 11 Cases; the Company’s ability to execute on currently contemplated asset sales; the effects of the Restructuring and the Chapter 11 Cases on the Company and the interests of various constituents; risks and uncertainties associated with the Restructuring, including the Company’s ability to receive approvals for debtor-in-possession financing, obtain confirmation of the Plan under the Chapter 11 Cases and successfully consummate the Restructuring; the Company’s ability to receive any required approvals of the Plan and the responses of its securityholders and other stakeholders, including those party to the Restructuring Term Sheet, and ultimately, the Restructuring Support Agreement; subject to the successful outcome of the Restructuring, the nature, cost, impact and outcome of pending and future litigation, other legal or regulatory proceedings, or governmental investigations and actions, including those related to opioids, “usual and customary” pricing, government payer programs, business practices, or other matters; the Company’s ability to maintain the listing of its common stock on the New York Stock Exchange (the “NYSE”), and the resulting impact of either (i) a delisting or (ii) remedies taken to prevent a delisting on the Company’s results of operations and financial condition]; the risks and certainties of assumptions made in any projections contained in the Cleansing Materials; and other risks and uncertainties described from time to time in the Company’s filings with the U.S. Securities and Exchange Commission (the “SEC”).

These and other risks, assumptions and uncertainties are more fully described in Item 1A (Risk Factors) of the Company’s most recent Annual Report on Form 10-K and in other documents that we file or furnish with the SEC, which you are encouraged to read. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. Accordingly, you are cautioned not to rely on these forward-looking statements, which speak only as of the date they are made. The Company expressly disclaims any current intention, and assumes no duty, to update publicly any forward-looking statement after the distribution of this report, whether as a result of new information, future events, changes in assumptions or otherwise.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Numbers	Description	Incorporation By Reference To
10.1	*Restructuring Term Sheet	Filed herewith.
10.2	*Restructuring Term Sheet *DIP ABL Credit Agreement	Exhibit 10.2 to Form 8-K, filed on October 16, 2023
10.3	*DIP Term Loan Credit Agreement	Exhibit 10.3 to Form 8-K, filed on October 16, 2023
10.4	*Elixir Stalking Horse APA	Exhibit 10.4 to Form 8-K, filed on October 16, 2023
99.1	Press Release, dated October 15, 2023	Exhibit 99.1 to Form 8-K, filed on October 16, 2023
99.2	Cleansing Materials	Exhibit 99.2 to Form 8-K, filed on October 16, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	In accordance with Item 601(a)(5) of Regulation S-K, certain schedules or similar attachments to this exhibit have been omitted from this filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 16, 2023

RITE AID CORPORATION

By:	/s/ Matthew C. Schroeder
	Name:	Matthew C. Schroeder
	Title:	Executive Vice President and Chief Financial Officer